Exhibit 10.26

Loan Memorandum

Date:                       March 31, 2006

Subject:                  Dupont Loan to Company

1.               On January 23rd 2006, Mr. Douglas Smith made a short-term loan to Mr. John J. Dupont in the amount of $100,000 (see attached).

2.             From January 1st 2006 thru March 27th 2006, Mr. John J. Dupont had made a series of loans to the Company for various expenses incurred by the Company (see attached) in the amount of $93,485.89, of which the Company will also pay interest to Mr. Dupont, in the form of cashless warrants in Utilicraft stock equal to 186,972 shares @ at price of $1 each for a period of 3 years.

3.             On March 29, 2006, Utilicraft made a payment of $85,000 directly to Douglas Smith on behalf of Mr. Dupont as part of the above mentioned loan to Mr. Dupont by Mr. Smith.

4.             Therefore, the Company owes a balance to Mr. Dupont as follows:

Loans made to Company by Mr. Dupont Jan 2006 thru March 2006	$93,485.89
Company payment to Mr. Smith on behalf of Dupont	$85,000.00
Balance owed to Mr. Dupont (plus warrants)	$8,485.89

For the Utilicraft Aerospace Industries Inc.

Board of Directors:

/s/ Darby Boland
Darby Boland - Director

/s/ F. Edward Eaton
F. Edward Eaton - Director

John J. Dupont
Fax No: 505-212-0296	Phone No. (505) 699-7848
Santa Fe, NM

Date: January 23, 2006

To: Douglas Smith

Ref:         $100,000 Loan Promissory Note

1. As per our discussions this letter is to serve as a promissory note between John J. Dupont and Douglas E. Smith.

2. Douglas E. Smith agrees to loan Dupont $100,000.

3. Dupont agrees to re-pay the loan in-full on or before March 15th, 2006.

/s/ John J. Dupont
John J. Dupont

ChkRef	Debit	Date	Payee	For
1005	$3,083.45	1/3/2006	Plaza II Executive Office	Office Rent - santa Fe
	$815.06	1/4/2006	VISA CINGULAR*0762319600105 01/04 800-331-0500 TN RF#600328007100	Cell Phones
	$710.63	1/4/2006	VISA CINGULAR*0761832300105 01/04 800-331-0500 TN RF#600323007100	Cell Phones
	$182.38	1/4/2006	VISA VZW WEB PAY VE 01/04 800-9220204 NF RF#600327169160	Cell Phones
	$60.94	1/4/2006	VISA CINGULAR*0579500400105 01/04 800-331-0500 TN RF#600324007100	Cell Phones
	$36.90	1/5/2006	VISA DR *WWW.ELEMENT5.INFO 01/05 www.element5. MN RF#600527000367	Virus Software
	$709.24	1/17/2006	POS VZWRLS 255 PARKSHORE DR 01/16 FOLSOM CA RF#601501604151	Cell Phones
	$505.88	1/17/2006	VISA VERISON WRLS 01/14 800-9220204 NJ RF#601326169175	Cell Phones
	$82.92	1/18/2006	VISA BOSE CORPORATION 01/18 800-9992673 MA RF#601723017132	Computer Equipment
	$43.08	1/18/2006	VISA POSTNET 01/18 SANTA FE NM RF#601727118000	Postage
	$342.60	1/19/2006	VISA SOUTHWESTAIR526270092998401/19 DALLAS TX RF#6	Travel
1007	$1,824.71	1/20/2006	City of Lawrenceville - Utilities	Utilities-GA
	$187.49	1/23/2006	VISA HILTON PARK CITIES 01/21 DALLAS TX RF#602023900010	Travel
	$148.35	1/23/2006	VISA HILTON PARK CITIES 01/21 DALLAS TX RF#602021900010	Travel
	$12.00	1/23/2006	VISA CITY OF ALB AVIATION PKG 01/20 ALBUQUERQUE NM RF#602021118000	Travel
136		1/24/2006	WIRE IN T:1227 FED#000136 DOUGLAS E SMITH LOAN to JD	Loan to JD from Smith
	$236.35	1/24/2006	VISA CAPITAL GRILLE 801 01/24 DALLAS TX RF#602428148490	Travel
	$28.25	1/24/2006	VISA CAPITAL GRILLE 801 01/24 DALLAS TX RF#602426148490	Travel
	$216.89	1/25/2006	VISA DOUBLETREE HOTELS CAMPBEL01/25 214-6918700 TX RF#602522525400	Travel
	$17.76	1/25/2006	VISA POTBELLY SANDWCH66 Q86 01/25 DALLAS TX RF#602525509262	Travel
	$9.95	1/25/2006	VISA WAYPORT 01/25 5125196115 TX RF#602425318018	Travel
184		1/26/2006	WIRE IN T:1221 FED#000184 DOUGLAS E SMITH LOAN to JD	Loan to JD from Smith
244	$35,275.29	1/26/2006	WIRE OUT T:1326 FED#000244 TURNER STONE & CO LP	Accounting
	$607.24	1/26/2006	VISA SIGNATURE FLIGHT SUPPO 01/26 DALLAS TX RF#602623144000	Travel
	$365.70	1/26/2006	VISA DOUBLETREE HOTELS CAMPBEL01/26 214-6918700 TX RF#602623525400	Travel
1008	$768.34	1/26/2006	CHECK Flight Technologies Corp - Bill Davies	Engineering
244	$15.00	1/26/2006	WIRE FEE T:1326 FED # 000244 TURNER STONE & CO LP	Accounting
334	$1,500.00	1/27/2006	WIRE OUT T:1250 FED # 000334 LISA VAN VALKENBURGH	Payroll - Services
1009	$2,994.92	1/27/2006	CHECK Santa Fe Office Rent	Office Rent - santa Fe
449	$1,500.00	1/30/2006	WIRE OUT T:1424 FED # 000449 T DAPOGNY	Payroll - Services
448	$1,000.00	1/30/2006	WIRE OUT T:1423 FED # 000448 JOHN LOW	Payroll - Services
1010	$676.66	1/30/2006	CHECK Soverign Bank - Truck Lease	Truck Lease
	$220.50	2/1/2006	VISA SEVEN BAR AVIA62858345 02/01 ALBUQUERQUE NM RF#603222671004	Travel
	$59.89	2/1/2006	VISA HARRYS ROADHOUSE 01-31 SANTA FE NM RF#603121030000	Travel
	$56.13	2/1/2006	VISA SHELL OIL 93002545079 01-31 SANTA FE NM RF#603128000611	Travel
	$27.20	2/1/2006	VISA ALBUQUERQUE INT’L AIRPORT02/01 ALBUQUERQUE NM RF#60312107200	Travel
	$249.98	2/2/2006	VISA A-CTI 02/02 503-245-5572 OR RF#603321286099	Answering Service
	$64.20	2/2/2006	VISA SHELL OIL 93002545033 02/01 SANTA FE NM RF#603225000702	Travel
	$1,590.77	2/3/2006	VISA AIR CENTER SANTA FE 02/03 000-0000000 NM RF#603321454824	Travel

	$79.09	2/3/2006	VISA SANTA FE BUDGET INN 02/02 SANTA FE NM RF#603327900603	Travel
	$399.00	2/6/2006	CHECK santa Fe Office Rent	Office Rent - santa Fe
	$1,000.00	2/8/2006	Wire to Utilicraft Checking	Loan to Utilicraft
	$54.10	2/14/2006	VISA OFFICE MAX 00007369 02/14 SANTA FEE NM RF#604524188073	Office Supplies
	$384.55	2/17/2006	VISA VERIZON WIRELESS 02/17 800-9220204 NJ RF#604728169192	Cell Phones
	$179.82	2/17/2006	VISA VERISON WRLS 02/17 800-9220204 NJ RF#604722169192	Cell Phones
	$543.70	2/21/2006	POS VZWRLS 255 PARKSHORE DR 02/18 800-9992673 MA RF#604821048131	Cell Phones
	$82.92	2/21/2006	VISA BOSE CORPORATION 02/18 800-9992673 MA RF#604821048131	Computer Equipment
	$46.66	2/21/2006	VISA A-CTI 02/19 5032455572 OR RF#604924286099	Answering Serive
	$342.60	2/22/2006	VISA SOUTHWESTAIR526270697150602/22 DALLAS TX RF#6	Travel
107	$1,200.00	2/23/2006	WIRE OUT T:0945 FED #000107LISA VAN VALKENBURGH	Payroll - Services
110	$1,000.00	2/23/2006	WIRE OUT T:0946 FED #000110 T DAPOGNY	Payroll - Services
153	$1,000.00	2/23/2006	WIRE OUT T:1049 FED #000153 SCOTT D JACOX	Payroll - Services
	$229.10	2/23/2006	VISA CAPITAL GRILLE 801 02/23 DALLAS TX RF#605420148490	Travel
	$58.42	2/23/2006	VISA QUIK STOP #11 00796144 02/23 SANTA FE NM RF#605326814863	Travel
442	$4,000.00	2/24/2006	WIRE OUT T:1314 FED #000442 TURNER STONE & CO LLP	Accounting
	$206.89	2/27/2006	VISA HILTON PARK CITIES 02/25 DALLAS TX RF#605523900013	Travel
	$148.35	2/27/2006	VISA HILTON PARK CITIES 02/25 DALLAS TX RF#605521900013	Travel
1016	$2,970.73	2/28/2006	CHECK santa Fe Office Rent	Office Rent - santa Fe
1017	$190.00	2/28/2006	CHECK santa Fe Office Rent	Office Rent - santa Fe
1015	$2,000.00	3/1/2006	CHECK Darby Boland - Expenses	Travel
	$4,000.00	3/7/2006	CHECK - Wire to Utilicraft Checking	Loan to Utilicraft
	$953.76	3/9/2006	VISA AIR CENTER SANTA FE 03/09 000-0000000 NM RF#606728454824	Travel
	$397.89	3/9/2006	POS VZWRLS 20 INDEPEND BLVD 03/09 WARREN NJ RF#606701404019	Cell Phones
	$213.97	3/9/2006	VISA A-CTI 03/08 5032455572 OR RF#606722286099	Andwering Serivce
	$19.99	3/9/2006	VISA YAHOO *MAIL 03/08 408-349-5151 CA RF#606729000795	Software
1019	$644.44	3/10/2006	CHECK - Soverign Bank - Truck Lease	Truck Lease
	$87.28	3/13/2006	VISA GWS*BLACKBERRY ACCY 03/11 207-866-6706 ME RF#607025000040	Cell Phones
		3/15/2006	CUSTOMER DEPOSIT
80	$13,919.00	3/15/2006	WIRE OUT T:0908 FED #000080 MERRILL Stock Offering Exp	Edgar For stock Offering
		3/16/2006	CUSTOMER DEPOSIT
	$500.44	3/17/2006	VISA VERIZON WRLS 10390-01 03/17 TEMPE AZ RF#607520169158	Cell Phones
	$215.23	3/17/2006	VISA VERISON WRLS 08253-01 03/17 FOLSUM GA RF#607521169156	Cell Phones
	$61.86	3/17/2006	VISA CHEVERON 00208040 03/17 SANTA FE NM RF#607526460553	Travel
	$82.92	3/20/2006	VISA BOSE CORPORATION 03/18 800-9992673 MA RF#607624076172	Computer Equipment
		3/27/2006	VISA VERISON WRLS 4000-50 03/27 FORT WORTH TX RF#608571169170	Cell Phones
	$46.53	3/27/2006	VISA QUIK STOP #11 00796144 03/25 SANTA FE NM RF#608329814309	Travel

Total	$93.485.89